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                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         AMENDMENT dated as of June 1, 1998 to Employment Agreement dated January 1, 1996, between Revlon Consumer Products Corporation, a Delaware corporation (the "Company") and William J. Fox (the "Executive").

         WHEREAS, the parties entered into an Employment Agreement dated as of January 1, 1996; and

         WHEREAS, the parties wish to amend the Employment Agreement as provided herein.

         NOW THEREFORE, the parties agree as follows:

         1. Section 1.1 is amended by deleting the last sentence thereof and replacing it as follows:

         "The Executive's titles shall be the titles held by him on the date of this Amendment or such other title as may be agreed upon by the Executive and the Company."

         2. Section 2.2 is amended by deleting it in its entirety and replacing it as follows:

         "The term shall end on June 30, 2001."

         3. Section 3.2 is hereby amended by deleting it in its entirety and replacing it as follows:

         "3.2. Bonus. In addition to the amounts to be paid to the Executive pursuant to Section 3.1, the Executive shall receive an annual bonus, pro-rated as appropriate, in an amount equal to $805,625."

         4. Section 3.3 is hereby deleted in its entirety.

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         5. The Executive hereby waives all rights to the Revlon Executive
Severance Plan and to any other severance benefits under the Employment
Agreement.

         6. The Company hereby agrees to waive, effective upon the Executive's resignation or retirement from the Company, any requirement that the Executive not be employed by a person or entity which is in a business which is competitive with a business of the Company.

         7. The parties agree that except as expressly amended hereby, the Agreement as amended hereby shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       REVLON CONSUMER PRODUCTS CORPORATION


                                       By:/s/ Wade H. Nichols
                                          ---------------------------------
                                          Name:
                                          Title: Executive Vice President


                                       /s/ William J. Fox
                                       ------------------------------------
                                       EXECUTIVE


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